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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)           May 14, 1999
                                                 -----------------------------



                          QUEST EDUCATION CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



             000-21567                                 65-0038445
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      (Commission File Number)               (IRS Employer Identification No.)



                          1400 HEMBREE ROAD, SUITE 100
                             ROSWELL, GEORGIA 30076
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code         (770) 510-2000
                                                   ----------------------------



                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         ADOPTION OF PREFERRED SHARE PURCHASE RIGHTS PLAN AND BYLAW AMENDMENTS

         On May 14, 1999, the Board of Directors of Quest Education Corporation (the "Company"), adopted a Preferred Share Purchase Rights Plan (the "Rights Plan") and, in connection therewith, declared a dividend distribution of one preferred share purchase right ("Right") on each outstanding share of the Company's common stock to shareholders of record at the close of business on May 21, 1999. The Board of Directors also adopted various amendments to the Company's Bylaws.

         Subject to the terms of the Rights Plan, each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of the Company's Series A Junior Participating Preferred Stock (the "Preferred Shares") (or in certain circumstances, cash, property or other securities). Each Right has an initial exercise price of $80.00 for one one-thousandth of a Preferred Share (subject to adjustment). The Rights will be exercisable only if a person or group acquires 15% or more of the Company's common stock (with certain exceptions) or announces a tender or exchange offer the consummation of which would result in ownership by a person or group of 15% or more of the common stock. Upon any such occurrence, each Right will entitle its holder (other than such person or group of affiliated or associated persons) to purchase, at the Right's then-current exercise price, a number of the Company's common shares having a market value of twice such price.

         This description of the Rights Plan is not complete and is qualified in its entirety by reference to the copy of the Rights Plan attached as Exhibit
4.1 hereto and the Press Release attached as Exhibit 99.1 hereto, which Exhibits are both incorporated herein by reference.

         Also on May 14, 1999, the Company's Board of Directors adopted amendments to the Company's Bylaws to add and clarify provisions regarding advance notice requirements for stockholder proposals and nominations, and certain procedures for the call of stockholder meetings, procedures regarding stockholder actions by written consent, provisions relating to quorum and vote requirements and other matters. These provisions, together with existing provisions of the Company's Certificate of Incorporation and Bylaws and Delaware corporate law, could render more difficult or discourage an attempt to obtain control of the Company through a proxy contest or consent solicitation. This description of the Company's amended Bylaws is not complete and is qualified in its entirety by reference to the full text of the Company's Amended and Restated Bylaws attached as Exhibit 3.2 hereto and the Press Release attached as Exhibit 99.1 hereto, which Exhibits are both incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS AND EXHIBITS

(C)      EXHIBITS

      EXHIBIT
      NUMBER                            DESCRIPTION
      -------       -----------------------------------------------------------

        3.1         Certificate of Designation of Series A Junior Participating
                    Preferred Stock.

        3.2         Amended and Restated Bylaws of the Registrant (as of May
                    14, 1999).

        4.1         Rights Agreement, dated as of May 14, 1999, between the
                    Registrant and First Union National Bank, as Rights Agent, and the Exhibits thereto, including the form of Rights
                    Certificate attached as Exhibit B thereto and the form of Summary of Rights attached as Exhibit C thereto.

       99.1         Press release, dated May 17, 1999, announcing the
                    Registrant's adoption of the Preferred Share Purchase
                    Rights Plan and Bylaw amendments.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       QUEST EDUCATION CORPORATION



                                       By: /s/ Vince Pisano
                                          -------------------------------------
                                          Vince Pisano, Vice President Finance
Dated:  May 21, 1999                      and Chief Financial Officer



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